EXHIBIT 32

CERTIFICATION

     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned Chief Executive Officer of CytRx Corporation (the “Company”) hereby certifies that:

     (i)       the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     (ii)       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 13, 2004	/s/ STEVEN A. KRIEGSMAN
Steven A. Kriegsman
Chief Executive Officer

     A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to CytRx Corporation and will be retained by CytRx Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION

     Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned Chief Financial Officer of CytRx Corporation (the “Company”) hereby certifies that:

     (i)       the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     (ii)       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 13, 2004	/s/ C. KIRK PEACOCK
C. Kirk Peacock
Chief Financial Officer

     A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to CytRx Corporation and will be retained by CytRx Corporation and furnished to the Securities and Exchange Commission or its staff upon request.